Morgan Stanley Global Fixed Income Opportunities Trust
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 EQT Corp. 4.875% due 11/15/2021
Purchase/Trade Date:	  11/2/2011
Offering Price of Shares: $99.085
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.08
Brokers: Barclays Capital, Deutsche Bank Securities, J.P. Morgan,
SunTrust Robinson Humphrey, PNC Capital Markets LLC, Mitsubishi
UFJ Securities, Goldman, Sachs & Co., Huntington Investment Company, UBS Investment Bank, US Bancorp, CIBC, Credit Agricole CIB
Purchased from: Deutsche Bank Securities

Securities Purchased:	 Cigna Corp. 2.750% due 11/15/2016
Purchase/Trade Date:	  11/3/2011
Offering Price of Shares: $99.921
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.25
Brokers: Morgan Stanley, BofA Merrill Lynch, UBS Investment Bank,
HSBC
Purchased from: Merrill Lynch

Securities Purchased:	 Simon Property Group LP, 4.125% due 12/1/2021
Purchase/Trade Date:	  11/10/2011
Offering Price of Shares: $99.689
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.08
Brokers: Bof A Merrill Lynch, Citigroup, JP Morgan, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, Mitsubishi UFJ
Securities, RBC Capital Markets, SMBC Nikko, SunTrust Robinson
Humphrey, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased:	 Transocean Inc. 6.375% due 12/15/2021
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $99.946
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $110,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.12
Brokers: Barclays Capital, Credit Suisse, Mitsubishi UFJ Securities, Wells Fargo Securities, Citigroup, J.P. Morgan, Credit Agricole CIB, DNB Markets, Goldman, Sachs & Co., Standard Chartered Bank
Purchased from: Barclays Capital Inc.

Securities Purchased:	 Vornado Realty LP note 5.00% due 1/15/2022
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $99.546
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $65,000
Percentage of Offering Purchased by Fund:  0.016
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, Citigroup, Deutsche Bank Securities, J.P. Morgan, Barclays Capital, Credit Suisse, Goldman, Sachs & Co., Morgan Stanley, RBS, UBS Investment Bank, Wells Fargo Securities, BB&T
Capital Markets, BNY Mellon Capital Markets, LLC Capital One
Southcoast, Credit Agricole CIB, Fifth Third Securities, Inc.,
HSBC, PNC Capital Markets LLC, SMBC Nikko, US Bancorp
Purchased from: Deutsche Bank Securities

Securities Purchased:	 Hewlett-Packard Co. 4.650% due 12/9/2021
Purchase/Trade Date:	  12/6/2011
Offering Price of Shares: $99.707
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $160,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.18
Brokers: Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BNP
Paribas, BofA Merrill Lynch, Citigroup, Credit Suisse, HSBC, Mizuho Securities, RBS, Wells Fargo Securities
Purchased from: Goldman Sachs

Securities Purchased:	 MGM Resorts International 8.625% due 2/1/2019
Purchase/Trade Date:	  1/11/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.36
Brokers: Barclays Capital, BofA Merrill Lynch, Citigroup, Deutsche Bank Securities, Wells Fargo Securities, BNP Paribas, JP Morgan, RBS, SMBC Nikko, Morgan Stanley, UBS Investment Bank, Commerzbank
Purchased from: Barclays Capital

Securities Purchased:	 Petrobakken Energy Ltd. 8.625% due 2/1/2020
Purchase/Trade Date:	  1/25/12
Offering Price of Shares: $99.500
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $1,150,000
Percentage of Offering Purchased by Fund:  0.128
Percentage of Fund's Total Assets: 1.26
Brokers: TD Securities, CIBC, Scotia Capital, HSBC, BMO Capital
Markets, Desjardins Capital Markets, Mitsubishi UFJ Securities,
SMBC Nikko, Societe Generale
Purchased from: Credit Suisse Securities

Securities Purchased:	 The ServiceMaster Corp. 8.000% due 2/15/2020
Purchase/Trade Date:	  2/2/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.060
Percentage of Fund's Total Assets: 0.33
Brokers: JP Morgan, Credit Suisse, Morgan Stanley, Barclays Capital, Deutsche Bank Securities, Goldman, Sachs & Co., Citigroup, Natixis Purchased from: JP Morgan

Securities Purchased:	 Ally Financial Inc. 5.500% due 2/15/2017
Purchase/Trade Date:	  2/9/2012
Offering Price of Shares: $98.926
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 0.32
Brokers: Barclays Capital, Citigroup, Goldman, Sachs & Co., Morgan Stanley, Deutsche Bank Securities, Lloyds Securities, RBC Capital
Markets, Scotiabank, C.L. King & Associates, MFR Securities
Purchased from: Barclays Capital

Securities Purchased:	Caesars Operating Escrow LLC 8.500% due 2/15/2020
Purchase/Trade Date:	  2/9/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.048
Percentage of Fund's Total Assets: 0.65
Brokers: JP Morgan, BofA Merrill Lynch, Citigroup, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley
Purchased from: JP Morgan

Securities Purchased:	 Chesapeake Energy Corp. 6.775% due 3/15/2019
Purchase/Trade Date:	  2/13/12
Offering Price of Shares: $98.750
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets:  0.50
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, RBS, Barclays Capital, Citigroup, Comerica Securities, Credit Agricole CIB, Credit Suisse, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Natixis, Scotiabank, UBS Investment Bank, Wells Fargo Securities, Lloyds Securities, Macquarie Capital, Nomura, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey, TD Securities
Purchased from: Merrill Lynch

Securities Purchased:	Linn Energy LLC 6.250% due 11/1/2019
Purchase/Trade Date:	  2/28/2012
Offering Price of Shares: $99.989
Total Amount of Offering: $1,800,000,000
Amount Purchased by Fund: $755,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets: 0.84
Brokers: RBS, Barclays Capital, Citigroup, Credit Agricole CIB, Credit Suisse, RBC Capital Markets, Wells Fargo Securities, BMO Capital Markets, Scotiabank, UBS Investment Bank, JP Morgan, Capital One Southcoast, Comerica Securities, ING, US Bancorp, ABN AMRO, BBVA, DNB Markets, Mitsubishi UFJ Securities, Societe Generale
Purchased from:  Royal Bank of Scotland

Securities Purchased:	 Commercial Mortgage Pass-Through
A4 3.288% due 12/10/2044
Purchase/Trade Date:	  3/1/2012
Offering Price of Shares: $100.994
Total Amount of Offering: $416,502,000
Amount Purchased by Fund: $370,000
Percentage of Offering Purchased by Fund: 0.089
Percentage of Fund's Total Assets:  0.42
Brokers:  Deutsche Bank Securities, Ladder Capital Securities,
Guggenheim Securities, Morgan Stanley, RBS
Purchased from:  Deutsche Bank Securities

Securities Purchased:	  Continental Resources Inc. 5.00% due 9/15/2022
Purchase/Trade Date:	 3/5/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $850,000
Percentage of Offering Purchased by Fund: 0.106
Percentage of Fund's Total Assets:  0.95
Brokers: BofA Merrill Lynch, JP Morgan, RBS, BBVA, Mitsubishi UFJ
Securities, US Bancorp, Wells Fargo Securities, Capital One Southcoast, Citgroup, Lloyds Securities, TD Securities, UBS Investment Bank
Purchased from:  Merrill Lynch

Securities Purchased:	 Host Hotels & Resorts Inc. 5.250% due 3/15/2022
Purchase/Trade Date:	  3/14/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.114
Percentage of Fund's Total Assets: 0.45
Brokers: Goldman, Sachs & Co., BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan, BNY Mellon Capital Markets, LLC, Credit Agricole CIB, Scotiabank, Wells Fargo Securities, BBVA, Credit Suisse, Morgan Stanley, RBC Capital Markets, Morgan Keegan, PNC Capital Markets LLC Purchased from: Goldman Sachs

Securities Purchased:	  MGM Resorts International 7.750% due 3/15/2022
Purchase/Trade Date:	 3/15/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets:  0.56
Brokers: BofA Merrill Lynch, Barclays Capital, JP Morgan, Wells Fargo Securities, BNP Paribas, SMBC Nikko, Citigroup, Deutsche Bank
Securities, RBS, Morgan Stanley, UBS Investment Bank, Commerzbank
Scotiabank
Purchased from: Merrill Lynch

Securities Purchased:	  Harron Communications LP 9.125% due 4/1/2020
Purchase/Trade Date:	 3/28/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $225,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.156
Percentage of Fund's Total Assets:  0.39
Brokers: SunTrust Robinson Humphrey, Wells Fargo Securities,
Mitusibishi UFJ Securities, US Bancorp
Purchased from: SunTrust Robinson Humphrey

Securities Purchased:	  Lawson Software Inc. 9.375% due 4/1/2019
Purchase/Trade Date:	 3/29/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,015,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets:  0.39
Brokers: BofA Merrill Lynch, Credit Suisse, JP Morgan, Morgan Stanley, Barclays Capital, Deutsche Bank, RBC Capital Markets, KKR
Purchased from: Merrill Lynch

Securities Purchased:	 Sandridge Energy Inc. 8.125% due 10/15/2022
Purchase/Trade Date:	 4/2/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.23
Brokers: Merrill Lynch Pierce Fenner & Smith, RBS Securities Inc., Suntrust Robinson Humphrey, Barclays Capital, Citigroup Global Markets Inc., Credit Agricole Securities USA Inc, Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc. JP Morgan Chase Securities, Mitsubishi UFJ Securities USA Inc.
Purchased from: Merrill Lynch

Securities Purchased:	  Chaparral Energy 7.625% due 11/15/2022
Purchase/Trade Date:	 4/18/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.150
Percentage of Fund's Total Assets:
Brokers: Credit Agricole Corp and Inv Bank, Credit Suisse Securities USA LLC, JP Morgan Securities, RBC Capital Markets, Wells Fargo Securities LLC, Capital One Southcoast Inc., SG Americas Securities LLC, UBS Securities LLC, Comerica Securities,KeyBanc Capital Markets, Lloyds Securities Inc, Mitsubishi UFJ Securities USA Inc, Scotia Capital USA Inc, US Bancorp Investments Inc
Purchased from: Credit Suisse Securities